FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS FISCAL Q2 2011 FINANCIAL RESULTS

Revenue up 5 Percent Q/Q to $166.9 Million

GAAP Gross Margin Reaches 10-Year High

GAAP EPS of $0.13; Non-GAAP EPS of $0.19

Generated Approximately $40 Million in Cash from Operations

SAN JOSE, Calif., Oct. 25, 2010 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal second quarter ended September 26, 2010.

“I’m pleased to report another strong quarter of financial performance in Q2, which validates our strategy and highlights the significant leverage in our operating model,” said Dr. Ted Tewksbury, president and CEO of IDT. “We delivered 22 percent sequential growth in new products while increasing sales in our core communications timing, consumer timing and DDR3 memory interface businesses. Our deliberate efforts to shift the mix to higher value-added products enabled gross margins to reach their highest level in 10 years. This gross margin improvement, combined with continued operating expense control, resulted in operating margins well above our target model. In fact, during the quarter, more than 95 cents of every incremental sales dollar dropped to operating profit. While we face weaker demand from customers in the computing and consumer end markets in the December quarter, our exceptional execution in Q2 exemplifies the solid returns that our operating model can deliver over the long run.”

Recent Highlights

IDT recently announced:

•	That it demonstrated the industry's first Enterprise Non-Volatile Memory Host Controller Interface (NVMHCI)-based flash controller at the Flash Memory Summit

•	The industry’s most accurate all-silicon CMOS oscillator, which achieves an industry-leading 100ppm total frequency error across temperature, voltage and other factors

•	The industry's first single-chip power management solution for thin film transistor (TFT) Liquid Crystal Display (LCD) panels

•	The world’s first DisplayPort™-based device that allows users to connect up to four monitors to a single DisplayPort connection

•	The world’s first family of high-definition PC audio codecs to feature the DDX™-based class-D modulation technology

•	The HQV® VidaTM processor was selected for use in the new Yamaha AVENTAGE audio/video receiver

•	Delivery of voltage regulator modules (VRMs) to SGI® to power Altix® UV, the world's fastest supercomputer

•	That its PCI Express® (PCIe®)-to-PCI bridge has been selected by MiTAC International Corporation for use in its next-generation desktop motherboard

“Our system-level approach — combining analog and power management with our core expertise in timing, serial switching and memory interfaces — has enabled us to expand our content in customers’ applications. The profusion of new products being introduced by our business units capitalize on long-term secular growth drivers, including 4G/LTE wireless infrastructure, cloud computing, video delivery through IP networks, and the proliferation of portable consumer devices.” Tewksbury continued.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of on-going operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

•	Revenue for the fiscal second quarter of 2011 was $166.9 million, up 20 percent from $139.5 million reported in the same period one year ago.

•
GAAP net income for the fiscal second quarter of 2011 was $20.2 million or $0.13 per diluted share, versus GAAP net income of $60.5 million or $0.36 per diluted share in the same period one year ago, which included an $82.7 million gain associated with the divestiture of the Network Search Engine business. Fiscal second quarter 2011 GAAP results include $5.4 million in acquisition and divestiture related charges, $4.0 million in stock-based compensation and $1.5 million in restructuring-related costs.

•
Non-GAAP net income for the fiscal second quarter of 2011 was $30.4 million or $0.19 per diluted share, compared with non-GAAP net income of $12.2 million or $0.07 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal second quarter of 2011 was $90.3 million, or 54.1 percent, compared with GAAP gross profit of $51.1 million, or 36.6 percent, in the same period one year ago. Non-GAAP gross profit for the fiscal second quarter of 2010 was $95.7 million, or 57.3 percent, compared with non-GAAP gross profit of $70.2 million, or 50.3 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal second quarter of 2011 was $44.0 million, compared with GAAP R&D expense of $41.5 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal second quarter of 2011 was $40.8 million, compared with non-GAAP R&D of $35.9 million in the same period one year ago.

●
GAAP SG&A expense for the fiscal second quarter of 2011 was $26.8 million, compared with GAAP SG&A expense of $30.7 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal second quarter of 2011 was $23.9 million, compared with non-GAAP SG&A expense of $21.9 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on October 25, 2010. The webcast replay will be available after 5 p.m. Pacific time on October 25, 2010.

Investors can also listen to the live call at 1:30 p.m. Pacific time on October 25, 2010 by calling (800) 700-7414 or (612) 332-0806. The conference call replay will be available after 5 p.m. Pacific time on October 25, 2010 through 11:59 p.m. Pacific time on November 1, 2010 at (800) 475-6701 or (320) 365-3844. The access code is 173261.

About IDT

Integrated Device Technology, Inc., the Analog and Digital Company™, combines analog and digital technology to develop system-level innovations that optimize customers’ applications and enrich the end-user experience. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Twitter and Facebook.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 28, 2010. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

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IDT, HQV, VersaClock, ViewXpand and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended			Six Months Ended
	Sept. 26,	June 27,	Sept. 27,	Sept. 26,	Sept. 27,
	2010	2010	2009	2010	2009
Revenues	$166,907	$158,273	$139,504	$325,180	255,458
Cost of revenues	76,613	76,107	88,373	152,720	157,162
Gross profit	90,294	82,166	51,131	172,460	98,296
Operating expenses:
Research and development	43,986	43,736	41,455	87,722	77,770
Selling, general and administrative	26,841	27,358	30,662	54,199	56,097
Total operating expenses	70,827	71,094	72,117	141,921	133,867

Operating income (loss)	19,467	11,072	(20,986)	30,539	(35,571)

Gain on divestitures	-	-	82,747	-	82,747
Interest income and other, net	1,183	275	1,199	1,458	2,624
Interest expense	(6)	(11)	(11)	(17)	(30)
Income before income taxes	20,644	11,336	62,949	31,980	49,770
Provision for income taxes	420	923	2,409	1,343	3,351

Net income	$20,224	$10,413	$60,540	$30,637	46,419

Basic net income per share	$0.13	$0.06	$0.37	$0.19	$0.28
Diluted net income per share	$0.13	$0.06	$0.36	$0.19	$0.28

Weighted average shares:
Basic	157,021	161,659	165,591	159,340	165,511
Diluted	157,649	162,577	166,075	160,171	165,853

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(unaudited; in thousands, except per share data)

	Three Months Ended			Six Months Ended
	Sept. 26,	June 27,	Sept. 27,	Sept. 26,	Sept. 27,
	2010	2010	2009	2010	2009
GAAP Net Income	$20,224	$10,413	$60,540	$30,637	$46,419
GAAP Diluted Net Income Per Share	$0.13	$0.06	$0.36	$0.19	$0.28
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	5,003	4,924	6,109	9,927	11,328
Acquisition related costs (1)	432	708	353	1,140	3,946
Gain on divestiture (2)	-	-	(82,747)	-	(82,747)
Assets impairment (3)	(183)	(94)	-	(277)	2,002
Fair market value adjustment to acquired inventory sold	117	262	7,634	379	7,634
Restructuring Related:
Severance and retention costs (benefit)	(125)	520	14,021	395	15,500
Facility closure costs (4)	285	977	13	1,262	36
Fabrication production transfer costs (5)	1,383	829	322	2,212	322
Other:
Compensation expense (benefit)—deferred compensation plan (6)	616	(126)	1,112	490	2,001
Loss (gain) on deferred compensation plan securities (6)	(599)	132	(1,111)	(467)	(1,987)
Stock-based compensation expense	3,986	4,708	3,919	8,694	8,179
Tax effects of Non-GAAP adjustments (7)	(705)	24	2,028	(681)	3,036
Non-GAAP Net Income	$30,434	$23,277	$12,193	$53,711	$15,669
GAAP weighted average shares - diluted	157,649	162,577	166,075	160,171	165,853
Non-GAAP adjustment	2,087	2,002	2,278	1,920	1,828
Non-GAAP weighted average shares - diluted (8)	159,736	164,579	168,353	162,091	167,681
Non-GAAP Diluted Net Income Per Share	$0.19	$0.14	$0.07	$0.33	$0.09

GAAP Gross Profit	$90,294	$82,166	$51,131	$172,460	$98,296
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	3,536	3,473	4,262	7,009	8,182
Acquisition related costs (1)	-	5	-	5	-
Assets impairment (3)	(183)	(94)	-	(277)	2,002
Fair market value adjustment to acquired inventory sold	117	262	7,634	379	7,634
Restructuring Related:
Severance and retention costs (benefit)	(175)	117	5,708	(58)	5,763
Facility closure costs (4)	197	699	4	896	12
Fabrication production transfer costs (5)	1,383	829	322	2,212	322
Other:
Compensation expense (benefit) - deferred compensation plan (6)	133	(27)	156	106	280
Stock-based compensation expense	381	509	995	890	1,621
Non-GAAP Gross Profit	$95,683	$87,939	$70,212	$183,622	$124,112

GAAP R&D Expenses:	$43,986	$43,736	$41,455	$87,722	$77,770
Acquisition and Divestiture Related:
Acquisition related costs (1)	(402)	(394)	-	(796)	2
Restructuring Related:
Severance and retention costs (benefit)	98	(433)	(2,057)	(335)	(2,987)
Facility closure costs (4)	(8)	(108)	(5)	(116)	(16)
Other:
Compensation expense (benefit) - deferred compensation plan (6)	(400)	82	(600)	(318)	(1,080)
Stock-based compensation expense	(2,458)	(2,691)	(2,930)	(5,149)	(5,675)
Non-GAAP R&D Expenses	$40,816	$40,192	$35,863	$81,008	$68,014

GAAP SG&A Expenses:	$26,841	$27,358	$30,662	$54,199	$56,097
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	(1,467)	(1,451)	(1,847)	(2,918)	(3,146)
Acquisition related costs (1)	(30)	(309)	(353)	(339)	(3,948)
Restructuring Related:
Severance and retention costs (benefit)	(148)	30	(6,256)	(118)	(6,750)
Facility closure costs (4)	(80)	(170)	(4)	(250)	(8)
Other:
Compensation expense (benefit) - deferred compensation plan (6)	(83)	17	(356)	(66)	(641)
Stock-based compensation expense	(1,147)	(1,508)	6	(2,655)	(883)
Non-GAAP SG&A Expenses	$23,886	$23,967	$21,852	$47,853	$40,721

GAAP Interest Income and Other, Net	$1,177	$264	$1,188	$1,441	$2,594
Loss (gain) on deferred compensation plan securities (6)	(599)	132	(1,111)	(467)	(1,987)
Non-GAAP Interest Income and Other, Net	$578	$396	$77	$974	$607

GAAP Provision for Income Taxes	$420	$923	$2,409	$1,343	$3,351
Tax effects of Non-GAAP adjustments (7)	705	(24)	(2,028)	681	(3,036)
Non-GAAP Provision for Income Taxes	$1,125	$899	$381	$2,024	$315

(1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.
(2)  Consists of gain associated with our divestiture of Network Search Engine business in Q2 2010.
(3)  Consists of an impairment charge related to a note receivable and subsequent recoveries.
(4)  Consists of ongoing costs associated with the exit from our leased facilities.
(5)  Consists of costs incurred in connection with the transition of our wafer fabrication processes in Oregon plant to TSMC.
(6)  Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred   compensation plan.
(7)  Consists of the tax effects of non-GAAP adjustments.
(8)  For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands)

	Sept. 26, 2010	Mar. 28, 2010
Assets
Current assets:
Cash and cash equivalents	$74,392	$120,526
Short-term investments	264,662	222,663
Accounts receivable	74,269	68,957
Inventories	53,051	50,676
Prepayments and other current assets	20,564	25,086

Total current assets	486,938	487,908

Property, plant and equipment, net	68,951	67,988
Goodwill	104,020	103,074
Acquisition-related intangible assets, net	61,026	65,242
Other assets	27,039	26,733

Total assets	$747,974	$750,945

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$34,880	$34,717
Accrued compensation and related expenses	30,811	20,738
Deferred income on shipments to distributors	19,079	18,761
Income taxes payable	1,104	513
Other accrued liabilities	29,698	31,972

Total current liabilities	115,572	106,701

Long-term income tax payable	21,417	21,098
Other long-term obligations	21,889	23,406
Total liabilities	158,878	151,205

Stockholders' equity:
Common stock	155	163
Additional paid-in capital	2,324,400	2,310,450
Treasury stock	(857,745)	(802,217)
Accumulated other comprehensive income	1,351	1,046
Accumulated deficit	(879,065)	(909,702)

Total stockholders' equity	589,096	599,740

Total liabilities and stockholders' equity	$747,974	$750,945